EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Intellisync Corporation (the “Company”) on Form 10-K for the year ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Woodson Hobbs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2004

/s/ WOODSON HOBBS

Woodson Hobbs
President and Chief Executive Officer

*	A signed original of this written statement required by Section 906 has been provided to and will be retained by Intellisync Corporation and furnished to the Securities and Exchange Commission or its staff upon request.